Exhibit 99.1

NEWS RELEASE

CONTACT:	Gary S. Maier
Maier & Company, Inc.
(310) 442-9852

MOTORCAR PARTS OF AMERICA REPORTS FISCAL 2012
 FOURTH QUARTER AND YEAR-END RESULTS

--Acquisition Turnaround Progressing; Record Sales For Rotating Electrical Business--

LOS ANGELES, CA – September 28, 2012 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported results for its fiscal fourth quarter and year ended March 31, 2012 – reflecting record operating results in its rotating electrical business and continued progress in the undercar product line turnaround.

Net sales for the fiscal 2012 fourth quarter increased to $101.5 million from $42.8 million for the same period last year.  The company reported a net loss for the fiscal 2012 fourth quarter of $12.9 million, or $1.03 per share, compared with net income of $2.4 million, or $0.19 per diluted share, for the comparable period a year earlier due to the operating losses of the company’s undercar product segment as the transition and turnaround of Fenco continues.  Excluding certain Fenco-related and non-cash expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below, results for the 2012 fourth quarter on a consolidated basis would have been a loss of  $4.0 million, or $0.32 per share.  Earnings for the rotating electrical segment would have been $3.7 million, or $0.30 per diluted share, compared with $2.4 million, or $0.19 per diluted share, a year earlier adjusted for a stand-alone tax rate and foreign exchange gains.

Gross profit for the fiscal 2012 fourth quarter was $7.3 million compared with $14.0 million for the same period a year ago -- reflecting the impact of Fenco.  Gross profit as a percentage of net sales for the fiscal 2012 fourth quarter was 7.2 percent compared with 32.7 percent in the same quarter a year ago.

Net sales for the full fiscal year increased to $363.7 million from $161.3 million in fiscal 2011.  For the same period, the company reported a net loss of $48.5 million, or $3.90 per share, compared with net income of $12.2 million, or $0.99 per diluted share, a year earlier.  Excluding certain Fenco-related and non-cash expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below, results for the full fiscal year on a consolidated basis would have been a loss of $10.4 million, or $0.84 per share. Earnings for the rotating electrical segment would have been $13.0 million, or $1.04 per diluted share, compared with $12.2 million, or $0.99 per diluted share, a year earlier adjusted for a stand-alone tax rate and foreign exchange losses.

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Motorcar Parts of America, Inc.
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Gross profit for fiscal 2012 was $27.7 million compared with $51.4 million in fiscal 2011.  Gross profit as a percentage of net sales for the rotating electrical business segment was 31.8 percent compared with 31.9 percent a year earlier.  Gross profit as a percentage of sales for the undercar product line was a negative 16 percent for fiscal 2012.  Gross profit for this segment was impacted by an inefficient operating structure, unprofitable product lines and inadequate legacy pricing.  Subsequent to the fiscal year-end, the company has made significant progress towards addressing these issues.

“Notwithstanding Fenco’s results for fiscal 2012, we have made progress in our turnaround efforts for Fenco.  Unfortunately, the results provide a dated perspective with regard to the progress made and we are working diligently to become current and compliant with our financial reporting and completing the transition plan,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts.

He added that the company’s rotating electrical business continues to be robust and provides a proven template going forward for the undercar segment.

Use of EBITDA

EBITDA does not reflect the impact of a number of items that affect the company’s net income, including financing and acquisition-related costs.  EBITDA is not a measure of financial performance under GAAP, and should not be considered as an alternative to net income or income from operations as a measure of performance, nor as alternative to net cash from operating activities as a measure of liquidity.  EBITDA has significant limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of the company’s results as reported under GAAP.  For a reconciliation of net income (loss) attributable to common shareholders to EBITDA, see the financial tables included in this press release.

Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 10:00 a.m. Pacific time to discuss the company’s financial results and operations for fiscal year 2012. The call will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877) 668-5023 (domestic) or (973) 638-3231 (international).  The call will be archived for seven days on Motorcar Parts of America’s website.  A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time today through 8:59 p.m. Pacific time on Friday, October 5, 2012 by calling (855) 859-2056 (domestic) or (404) 537-3406 (international) and using access code: 34787981.

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Motorcar Parts of America, Inc.
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About Motorcar Parts of America

Motorcar Parts of America, Inc. is a remanufacturer of alternators and starters utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications. The company also offers a broad line of under-the-car products – including brake, steering and clutch components.  Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with remanufacturing facilities located in California, Mexico, Malaysia, and administrative offices located in California, Tennessee, Mexico, Canada, Singapore and Malaysia. Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2011 and in its Forms 10-Q filed with the SEC  for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

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(Financial tables follow)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	March 31,		March 31,
	2012	2011	2012	2011
	(Unaudited)

Net sales	$101,464,000	$42,786,000	$363,687,000	$161,285,000
Cost of goods sold	94,188,000	28,804,000	335,980,000	109,903,000
Gross profit	7,276,000	13,982,000	27,707,000	51,382,000
Operating expenses:
General and administrative	9,108,000	5,054,000	38,881,000	17,033,000
Sales and marketing	3,785,000	1,798,000	12,804,000	6,537,000
Research and development	495,000	396,000	1,765,000	1,549,000
Impairment of plant and equipment	-	-	1,031,000	-
Acquisition costs	-	879,000	713,000	879,000
Total operating expenses	13,388,000	8,127,000	55,194,000	25,998,000
Operating (loss) income	(6,112,000)	5,855,000	(27,487,000)	25,384,000
Other expense:
Interest expense, net	5,690,000	1,055,000	14,255,000	5,355,000
(Loss) income before income tax expense	(11,802,000)	4,800,000	(41,742,000)	20,029,000
Income tax expense	1,141,000	2,362,000	6,772,000	7,809,000

Net (loss) income	$(12,943,000)	$2,438,000	$(48,514,000)	$12,220,000
Basic net (loss) income per share	$(1.03)	$0.20	$(3.90)	$1.01
Diluted net (loss) income per share	$(1.03)	$0.19	$(3.90)	$0.99
Weighted average number of shares outstanding:
Basic	12,519,421	12,054,254	12,442,684	12,042,428
Diluted	12,519,421	12,583,726	12,442,684	12,334,331

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
March 31,

	2012	2011
ASSETS
Current assets:
Cash	$32,617,000	$2,477,000
Short-term investments	342,000	304,000
Accounts receivable — net	20,036,000	10,635,000
Inventory— net	95,071,000	29,733,000
Inventory unreturned	9,819,000	5,031,000
Deferred income taxes	3,793,000	5,658,000
Prepaid expenses and other current assets	6,553,000	6,299,000
Total current assets	168,231,000	60,137,000
Plant and equipment — net	12,738,000	11,663,000
Long-term core inventory — net	194,406,000	80,558,000
Long-term core inventory deposit	26,939,000	25,984,000
Long-term deferred income taxes	1,857,000	1,346,000
Long-term note receivable	-	4,863,000
Goodwill	68,356,000	-
Intangible assets — net	22,484,000	5,530,000
Other assets	6,887,000	1,784,000
TOTAL ASSETS	$501,898,000	$191,865,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$126,100,000	$38,973,000
Accrued liabilities	19,379,000	7,318,000
Customer finished goods returns accrual	21,695,000	9,161,000
Other current liabilities	2,331,000	918,000
Current portion of term loan	500,000	2,000,000
Current portion of capital lease obligations	414,000	372,000
Total current liabilities	170,419,000	58,742,000
Term loan, less current portion	84,500,000	5,500,000
Revolving loan	48,884,000	-
Deferred core revenue	9,775,000	8,729,000
Customer core returns accrual	113,702,000	-
Other liabilities	751,000	1,255,000
Capital lease obligations, less current portion	248,000	462,000
Total liabilities	428,279,000	74,688,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued…	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 20,000,000 shares authorized; 12,533,821 and 12,078,271 shares issued; 12,519,421 and 12,063,871 outstanding at March 31, 2012 and 2011, respectively	125,000	121,000
Treasury stock, at cost, 14,400 shares of common stock at March 31, 2012 and 2011, respectively	(89,000)	(89,000)
Additional paid-in capital	98,627,000	93,140,000
Additional paid-in capital-warrant	1,879,000	1,879,000
Accumulated other comprehensive loss	(884,000)	(349,000)
Retained (deficit) earnings	(26,039,000)	22,475,000
Total shareholders' equity	73,619,000	117,177,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$501,898,000	$191,865,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release or in the webcast to discuss the Company's financial results for the fourth quarter and fiscal year ended 2012. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains.  Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Beginning with the first quarter of fiscal year 2012, the company has begun providing segment information.  The two segments are defined as rotating electrical and acquired Fenco products now referred to as the undercar segment. Currently all corporate expenses are included under the rotating electrical segment. The results of operations of Fenco have been included from the date of acquisition on May 6, 2011. Income statement information relating to the Company’s reportable segments for the three months and twelve months ended March 31, 2012 is as follows:

		Three months ended March 31, 2012 (Unaudited)
		Rotating	Undercar			As Reported			Adjusted
Income statement		Electrical	Product Line	(1)	Eliminations	Consolidated	Adjustment		Consolidated

Net sales		$51,903,000	$55,176,000		$-	$107,079,000	$-		$107,079,000
Contractual customer penalties/unique customer allowances	(C)		(5,615,000)	(2)		(5,615,000)	5,615,000		-
Net sales total		51,903,000	49,561,000		-	101,464,000	5,615,000		107,079,000
Cost of goods sold		35,054,000	59,524,000			94,578,000			94,578,000
Unusual inventory purchases and freight expenses	(B)		257,000	(2)		257,000	(257,000)		-
Additional production costs	(B)		1,198,000	(2)		1,198,000	(1,198,000)		-
Inventory step-up adjustment from purchase accounting	(B)		(1,845,000)	(2)		(1,845,000)	1,845,000		-
Cost of goods sold total		35,054,000	59,134,000		-	94,188,000	390,000		94,578,000
Gross profit (loss)		16,849,000	(9,573,000)		-	7,276,000	5,225,000		12,501,000
Gross margin		32.5%	-19.3%			7.2%			11.7%
Gross margin - Adjusted (2)		32.5%	-7.9%	(5)
Operating expenses:
General and administrative		5,065,000	3,150,000			8,215,000			8,215,000
G&A - Fenco related, bank financing and professional fees	(B)	(330,000)	2,146,000			1,816,000	(1,816,000)		-
Foreign exchange mark-to-market (gain)/loss	(B)	(923,000)				(923,000)	923,000		-
Sales and marketing		1,870,000	1,915,000			3,785,000			3,785,000
Research and development		495,000				495,000			495,000
Total operating expenses		6,177,000	7,211,000		-	13,388,000	(893,000)		12,495,000
Operating income (loss)		10,672,000	(16,784,000)		-	(6,112,000)	6,118,000		6,000
Interest expense	(B)	2,569,000	3,121,000			5,690,000			5,690,000
Income (loss) before income tax expense		8,103,000	(19,905,000)		-	(11,802,000)	6,118,000		(5,684,000)
Income tax expense	(B)	2,083,000	(942,000)			1,141,000	589,000	(3)	1,730,000
Net income (loss)	(A)	$6,020,000	$(18,963,000)		$-	$(12,943,000)	$5,529,000		$(7,414,000)
Undercar product lines not supported							3,389,000	(4)	3,389,000
Net income (loss) - Adjusted							$8,918,000		$(4,025,000)

Diluted net income (loss) per share						$(1.03)	$0.44		$(0.59)
Undercar product lines not supported							$0.27	(4)	$0.27
Diluted net income (loss) per share - Adjusted							$0.71		$(0.32)

Weighted average number of shares outstanding:
Diluted						12,519,421	12,519,421		12,519,421
Depreciation and amortization	(B)	832,000	980,000			1,812,000
Adjusted EBITDA - Sum of (A) and (B) less (C)		$10,251,000	$(8,433,000)		$-	$1,818,000
Undercar product lines not supported			3,389,000	(4)		3,389,000
Adjusted EBITDA total			$(5,044,000)			$5,207,000

(1) The total of contractual customer penalties/unique customer allowances, unusual inventory purchases and freight expenses, additional production costs, inventory step-up adjustment, and acquisition-related general and administrative expenses including bank financing and other professional fees has an EPS impact of $0.59 for the Undercar Product Line segment.
(2) The total of contractual customer penalties/unique customer allowances, unusual inventory purchases and freight expenses, additional production costs, and inventory step-up adjustment has a gross profit margin impact of 11.4% for the Undercar Product Line segment.
(3) Tax effected for Rotating Electrical at 39% tax rate.
(4) Certain Undercar product lines not supported resulted in a loss for the period from January 1, 2012 to March 31, 2012 of $3,389,000 - ($0.27) per share.
(5) Excludes the further impact of loss from Undercar product lines not supported on gross margin of 6.0%;
Undercar segment adjusted gross margins (including adjustment for product lines not supported) is negative (1.9%).

Reconciliation of Non-GAAP Financial Measures

		Twelve months ended March 31, 2012 (Unaudited)
		Rotating	Undercar			As Reported			Adjusted
Income statement		Electrical	Product Line	(1)	Eliminations	Consolidated	Adjustment		Consolidated

Net sales		$178,551,000	$193,065,000		$-	$371,616,000	$-		$371,616,000
Intersegment revenue, net of cost of goods sold	(C)	1,853,000	-		(1,853,000)	-	-		-
Contractual customer penalties/unique customer allowances	(C)	-	(7,929,000)	(2)	-	(7,929,000)	7,929,000		-
Net sales total		180,404,000	185,136,000		(1,853,000)	363,687,000	7,929,000		371,616,000
Cost of goods sold		123,072,000	200,732,000		-	323,804,000	-		323,804,000
Intersegment revenue, net of cost of goods sold	(B)	-	1,853,000	(2)	(1,853,000)	-	-		-
Unusual inventory purchases and freight expenses	(B)	-	3,304,000	(2)	-	3,304,000	(3,304,000)		-
Additional production costs	(B)	-	5,126,000	(2)	-	5,126,000	(5,126,000)		-
Inventory step-up adjustment from purchase accounting	(B)	-	3,746,000	(2)	-	3,746,000	(3,746,000)		-
Cost of goods sold total		123,072,000	214,761,000		(1,853,000)	335,980,000	(12,176,000)		323,804,000
Gross profit (loss)		57,332,000	(29,625,000)		-	27,707,000	20,105,000		47,812,000
Gross margin		31.8%	-16.0%		0.0%	7.6%			12.9%
Gross margin - Adjusted (2)		31.1%	-4.0%	(5)
Operating expenses:
General and administrative		17,651,000	14,546,000		-	32,197,000	-		32,197,000
G&A - Fenco related, bank financing and professional fees	(B)	2,494,000	3,714,000		-	6,208,000	(6,208,000)		-
Foreign exchange mark-to-market (gain)/loss	(B)	476,000	-		-	476,000	(476,000)		-
Sales and marketing		7,421,000	5,145,000		-	12,566,000	-		12,566,000
Sales and marketing - Fenco related	(B)	238,000	-		-	238,000	(238,000)		-
Research and development		1,765,000	-		-	1,765,000	-		1,765,000
Impairment of plant and equipment	(B)	-	1,031,000		-	1,031,000	(1,031,000)		-
Acquisition costs	(B)	713,000	-		-	713,000	(713,000)		-
Total operating expenses		30,758,000	24,436,000		-	55,194,000	(8,666,000)		46,528,000
Operating income (loss)		26,574,000	(54,061,000)		-	(27,487,000)	28,771,000		1,284,000
Interest expense	(B)	4,841,000	9,414,000		-	14,255,000	-		14,255,000
Income (loss) before income tax expense		21,733,000	(63,475,000)		-	(41,742,000)	28,771,000		(12,971,000)
Income tax expense	(B)	7,433,000	(661,000)		-	6,772,000	2,572,000	(3)	9,344,000
Net income (loss)	(A)	$14,300,000	$(62,814,000)		$-	$(48,514,000)	$26,199,000		$(22,315,000)

Undercar product lines not supported							11,924,000	(4)	11,924,000
Net income (loss) - Adjusted							$38,123,000		$(10,391,000)

Diluted net income (loss) per share						$(3.90)	$2.11		$(1.79)
Undercar product lines not supported							$0.96	(4)	$0.96
Diluted net income (loss) per share - Adjusted							$3.06		$(0.84)

Weighted average number of shares outstanding:
Diluted						12,442,684	12,442,684		12,442,684
Depreciation and amortization	(B)	3,466,000	3,884,000		-	7,350,000
Adjusted EBITDA - Sum of (A) and (B) less (C)		$32,108,000	$(23,474,000)		$-	$8,634,000
Undercar product lines not supported			11,924,000	(4)		11,924,000
Adjusted EBITDA total			$(11,550,000)			$20,558,000

(1) The total of contractual customer penalties/unique customer allowances, intersegment costs, unusual inventory purchases and freight expenses, additional production costs, inventory step-up adjustment, acquisition-related general and administrative expenses including bank financing and other professional fees, and impairment of plant and equipment at the CV axle production facility that has been closed has an EPS impact of $2.06 for the Undercar Product Line segment.
(2) The total of contractual customer penalties/unique customer allowances, intersegment costs, unusual inventory purchases and freight expenses, additional production costs, and inventory step-up adjustment has a gross profit margin impact of 12.0% for the Undercar Product Line segment.
The decrease in intersegment revenue, net of cost of goods sold will decrease the revenue and gross profit under the rotating electrical segment by the same amount, which will result in a decrease in gross margin under the rotating electrical segment to 31.1%.
(3) Tax effected for Rotating Electrical at 39% tax rate.
(4) Certain Undercar product lines not supported resulted in a loss for the period from May 7, 2011 to March 31, 2012 of $11,924,000 - ($0.96) per share (including the cost impact of the closure of the CV axle production facility).
(5) Excludes the further impact of loss from Undercar product lines not supported on gross margin of 6.3%. Undercar segment adjusted gross margins (including adjustment for product lines not supported) is 2.3%.

Reconciliation of Non-GAAP Financial Measures

		Three months ended March 31, 2012 (Unaudited)
		As Reported				Adjusted
		Rotating				Rotating
Income statement		Electrical		Adjustment		Electrical

Net sales (excluding intersegment revenue)		$51,903,000				$51,903,000
Net sales total		51,903,000		-		51,903,000
Cost of goods sold		35,054,000				35,054,000
Gross profit		16,849,000		-		16,849,000
Gross margin		32.5%				32.5%
Operating expenses:
General and administrative		5,065,000				5,065,000
General and administration - Fenco related and professional fees	(B)	(330,000)		330,000		-
Foreign exchange mark-to-market (gain)/loss	(B)	(923,000)		923,000		-
Sales and marketing		1,870,000				1,870,000
Research and development		495,000				495,000
Total operating expenses		6,177,000		1,253,000		7,430,000
Operating income		10,672,000		(1,253,000)		9,419,000
Interest expense, net	(B)	2,569,000		802,000	(2)	3,371,000
Income before income tax expense		8,103,000		(2,055,000)		6,048,000
Income tax expense	(B)	2,083,000		276,000		2,359,000	(1)
Net income	(A)	$6,020,000		$(2,331,000)		$3,689,000
Diluted net income per share		$0.49				$0.30

Weighted average number of shares outstanding:
Diluted		12,278,948	(3)			12,278,948	(3)
Depreciation and amortization	(B)	832,000
Adjusted EBITDA - Sum of (A) and (B)		$10,251,000

(1) Tax effected for Rotating Electrical at 39% tax rate
(2) Represents $802,000 intersegment interest income
(3) Excludes the impact of 360,000 shares in connection with the consideration for the May 6, 2011 Fenco acquisition

Reconciliation of Non-GAAP Financial Measures

		Twelve months ended March 31, 2012 (Unaudited)
		As Reported				Adjusted
		Rotating				Rotating
Income statement		Electrical		Adjustment		Electrical

Net sales (excluding intersegment revenue)		$178,551,000				$178,551,000
Intersegment revenue, net of cost of goods sold	(C)	1,853,000		(1,853,000)		-
Net sales total		180,404,000		(1,853,000)		178,551,000
Cost of goods sold		123,072,000				123,072,000
Gross profit		57,332,000		(1,853,000)		55,479,000
Gross margin		31.8%				31.1%
Operating expenses:
General and administrative		17,651,000				17,651,000
General and administration - Fenco related and professional fees	(B)	2,494,000		(2,494,000)		-
Foreign exchange mark-to-market (gain)/loss	(B)	476,000		(476,000)		-
Sales and marketing		7,421,000				7,421,000
Sales and marketing - Fenco related	(B)	238,000		(238,000)		-
Research and development		1,765,000				1,765,000
Acquisition costs	(B)	713,000		(713,000)		-
Total operating expenses		30,758,000		(3,921,000)		26,837,000
Operating income		26,574,000		2,068,000		28,642,000
Interest expense, net	(B)	4,841,000		2,529,000	(2)	7,370,000
Income before income tax expense		21,733,000		(461,000)		21,272,000
Income tax expense	(B)	7,433,000		863,000		8,296,000	(1)
Net income	(A)	$14,300,000		$(1,324,000)		$12,976,000
Diluted net income per share		$1.15				$1.04

Weighted average number of shares outstanding:
Diluted		12,429,756	(3)			12,429,756	(3)
Depreciation and amortization	(B)	3,466,000
Adjusted EBITDA - Sum of (A) and (B) less (C)		$32,108,000

(1) Tax effected for Rotating Electrical at 39% tax rate
(2) Represents $2,529,000 intersegment interest income
(3) Excludes the impact of 324,590 shares in connection with the consideration for the May 6, 2011 Fenco acquisition